UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03591

CALVERT VARIABLE SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2021

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
VP SRI Balanced Portfolio
Annual Report
December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2021
Calvert
VP SRI Balanced Portfolio

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period ended December 31, 2021, was notable for a U.S. equity rally that lasted most of the year. Broad-market indexes posted strong returns as investors cheered the reopening of businesses affected by the pandemic and the rollout of several highly effective COVID-19 vaccines. The virus, however, continued to have a firm grip on the U.S. economy. Global supply-chain disruptions combined with high demand led to higher year-over-year inflation than the U.S. had seen in decades.
Still, investor optimism about a recovering economy drove stock prices up during most of the period. A significant pullback occurred in September 2021 when virtually every major U.S. stock index reported negative returns. Unexpectedly weak job creation in August and the U.S. Federal Reserve’s (the Fed’s) announcement that it might soon begin tapering its monthly bond purchases combined to drive stock prices lower.
In the final quarter of 2021, however, stock prices came roaring back. Even news in November of a more transmissible COVID-19 variant — Omicron — caused only a temporary market retreat. The Fed’s actions to tamp down inflation were applauded by investors, with stocks gaining ground after the central bank announced that tapering would be accelerated and that three interest rate hikes were forecast for 2022. Just two trading days before year-end, the S&P 500® Index, a broad measure of the U.S. stock market, closed at its 70th all-time high for the period.
Performance of fixed-income asset classes, meanwhile, ebbed and flowed as the virus advanced and retreated. For the period as a whole, low interest rates across the fixed-income spectrum made equities in general a more attractive investment. The bond assets that fared best during the period were those that stood to benefit from a U.S. and global economic revival, while so-called “safe-haven” assets fared worst as investors appeared to become more comfortable taking on increased risk.
As a result, U.S. Treasurys were one of the worst-performing fixed-income asset classes during the period, with the Bloomberg U.S. Treasury Index returning (2.32)%. The Bloomberg U.S. Aggregate Bond Index, a broad measure of the U.S. fixed-income market, was dragged down in part by its Treasury component and returned (1.54)%. The Bloomberg U.S. Corporate Bond Index fared modestly better, but still declined 1.04%.
High yield bonds, in contrast, were a standout asset class during the period. Several industries prominent within the high yield space — airlines, restaurants, retail, and travel & leisure — were among the hardest-hit businesses early in the pandemic and the biggest beneficiaries of the subsequent economic recovery. Reflecting investors’ increasing confidence in the recovery, as well as their search for yield in a historically low-yield environment, the Bloomberg U.S. Corporate High Yield Index returned 5.28% during the period.
Fund Performance
For the 12-month period ended December 31, 2021, Calvert VP SRI Balanced Portfolio (the Fund) returned 15.12% for Class I shares at net asset value (NAV), underperforming its primary benchmark, the Russell 1000® Index (the Index), which returned 26.45%. The Fund outperformed its secondary benchmark, an internally constructed benchmark composed of a blend of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index (the Bond Index), which returned 14.62% during the period.
Stock selections in the consumer discretionary, information technology, and energy sectors within the equity portion of the Fund detracted from performance relative to the Index during the period.
The Fund’s underweight exposure to Nvidia Corp. (Nvidia) detracted from performance relative to the Index. Nvidia’s stock price more than doubled as the company, a designer of graphics processing units, was well-positioned in a strong growth market — the semiconductor industry, including automotive, data center, gaming, and metaverse businesses.
The Fund’s ownership of Amazon.com, Inc. (Amazon) also detracted from relative returns during the period. Amazon’s stock price fell as the company’s growth decelerated from its peak reached during the COVID-19 pandemic. The stock price was also hurt by the company’s substantial reinvestment of profits.
The Fund’s overweight exposure to equities relative to its target allocation — 60% equities and 40% fixed-income — contributed to performance relative to the Index. Security selection and sector allocation within the fixed-income portion of the Fund also contributed to relative returns. Within the equity portion of the Fund, stock selections in the health care and communications services sectors further enhanced relative performance during the period.
Tradeweb Markets, Inc. (Tradeweb), a provider of electronic over-the-counter marketplaces for fixed-income and other investment products, contributed to returns relative to the Index. Tradeweb’s stock price rose as the company gained significant market share in the trading of high-grade and high yield bonds. Investors also drove Tradeweb’s stock price up in anticipation of higher interest rates, which could accelerate trading activities.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Management's Discussion of Fund Performance† — continued

Microsoft Corp. (Microsoft) contributed to relative returns during the period. Its stock price rose as the technology company continued to grow despite expectations that such a large company’s growth must inevitably slow. The ongoing trend toward the use of cloud computing was an important contributor to Microsoft’s market strength.
In the fixed-income portion of the Fund, security selections within investment-grade corporate bonds and commercial mortgage-backed securities were especially beneficial to returns during the period relative to the Bond Index. The fixed-income portion’s overweight exposure to asset-backed securities and investment-grade corporate bonds also contributed to performance relative to the Bond Index.
The use of derivatives had a modest positive impact on relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Performance

Portfolio Manager(s) Vishal Khanduja, CFA, Brian S. Ellis, CFA and Charles B. Gaffney, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	09/02/1986	09/02/1986	15.12%	12.49%	10.48%
Class F at NAV	10/18/2013	09/02/1986	14.72	12.07	10.18

Russell 1000® Index	—	—	26.45%	18.41%	16.53%
Bloomberg U.S. Aggregate Bond Index	—	—	(1.54)	3.57	2.90
Balanced Blended Benchmark	—	—	14.62	12.59	11.14

% Total Annual Operating Expense Ratios[3]	Class I	Class F
	0.63%	0.88%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2011	$26,395	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Fund Profile

Asset Allocation (% of total investments)

Equity Investments Sector Allocation (% of total investments)

Fixed-Income Allocation (% of total investments)

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The Balanced Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index, and is rebalanced monthly. Prior to 11/1/15, the fixed income component was the Bloomberg U.S. Credit Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. The Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,058.70	$3.27	0.63%
Class F	$1,000.00	$1,059.00	$4.57	0.88%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.03	$3.21	0.63%
Class F	$1,000.00	$1,020.77	$4.48	0.88%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments

Asset-Backed Securities — 6.6%

Security	Principal Amount (000's omitted)	Value
Adams Outdoor Advertising, L.P., Series 2018-1, Class A, 4.81%, 11/15/48(1)	$156	$ 161,253
Affirm Asset Securitization Trust:
Series 2020-A, Class A, 2.10%, 2/18/25(1)	377	377,975
Series 2021-A, Class A, 0.88%, 8/15/25(1)	115	115,045
Aligned Data Centers Issuer, LLC, Series 2021-1A, Class A2, 1.937%, 8/15/46(1)	241	237,975
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)	69	69,448
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	679	678,637
Cologix Data Centers US Issuer, LLC:
Series 2021-1A, Class A2, 3.30%, 12/26/51(1)	600	604,012
Series 2021-1A, Class B, 3.79%, 12/26/51(1)	350	350,369
Conn's Receivables Funding, LLC:
Series 2020-A, Class A, 1.71%, 6/16/25(1)	21	20,679
Series 2020-A, Class B, 4.27%, 6/16/25(1)	85	85,446
Series 2020-A, Class C, 4.20%, 6/16/25(1)	52	52,092
Series 2021-A, Class A, 1.05%, 5/15/26(1)	771	770,951
Series 2021-A, Class B, 2.87%, 5/15/26(1)	520	518,768
Series 2021-A, Class C, 4.59%, 5/15/26(1)	155	154,569
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)	283	280,847
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	82	85,762
Diamond Infrastructure Funding, LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)	345	339,363
Series 2021-1A, Class C, 3.475%, 4/15/49(1)	99	98,674
Diamond Issuer, Series 2021-1A, Class A, 2.305%, 11/20/51(1)	782	777,875
Driven Brands Funding, LLC, Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	62	64,466
ExteNet, LLC:
Series 2019-1A, Class A2, 3.204%, 7/26/49(1)	345	350,088
Series 2019-1A, Class B, 4.14%, 7/26/49(1)	55	56,050
FOCUS Brands Funding, LLC:
Series 2017-1A, Class A2IB, 3.857%, 4/30/47(1)	563	572,150
Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	172	181,663
GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class A, 2.31%, 10/20/48(1)	255	254,969
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)	178	187,270
Jack in the Box Funding, LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49(1)	402	405,386
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	281	296,327
Security	Principal Amount (000's omitted)	Value
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	$400	$ 397,998
Series 2021-3, Class B, 0.76%, 2/26/29(1)	347	345,263
Loanpal Solar Loan, Ltd., Series 2020-1GS, Class C, 2.00%, 6/20/47(1)	91	83,865
Marlette Funding Trust:
Series 2020-2A, Class B, 1.83%, 9/16/30(1)	119	119,026
Series 2021-1A, Class A, 0.60%, 6/16/31(1)	45	45,292
Mosaic Solar Loan Trust:
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	230	246,848
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	581	593,076
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	64	64,035
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	64	65,877
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	116	112,772
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	137	137,407
Series 2021-1A, Class A, 1.51%, 12/20/46(1)	232	225,885
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	388	391,321
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	790	789,974
OneMain Financial Issuance Trust:
Series 2016-3A, Class A, 3.83%, 6/18/31(1)	103	103,282
Series 2018-1A, Class A, 3.30%, 3/14/29(1)	151	151,029
Oportun Funding XIV, LLC, Series 2021-A, Class B, 1.76%, 3/8/28(1)	100	99,809
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	361	358,994
Series 2021-B, Class C, 3.65%, 5/8/31(1)	100	100,190
Series 2021-C, Class A, 2.18%, 10/8/31(1)	1,850	1,840,140
Series 2021-C, Class B, 2.67%, 10/8/31(1)	220	218,460
Pagaya AI Debt Selection Trust:
Series 2020-3, Class B, 3.22%, 5/17/27(1)	125	126,590
Series 2021-2, 3.00%, 1/25/29(1)	548	547,867
Series 2021-3, Class A, 1.15%, 5/15/29(1)	1,225	1,219,659
Series 2021-5, Class A, 1.53%, 8/15/29(1)	824	824,499
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	238	237,062
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48(1)	489	490,473
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	274	282,596
Prosper Marketplace Issuance Trust, Series 2019-4A, Class C, 4.95%, 2/17/26(1)	100	100,999
ServiceMaster Funding, LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	160	159,112
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	181	182,660
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	931	955,244
Small Business Lending Trust, Series 2020-A, Class A, 2.62%, 12/15/26(1)	19	19,320

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Sofi Consumer Loan Program Trust, Series 2018-1, Class C, 3.97%, 2/25/27(1)	$100	$ 100,898
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	250	249,631
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	515	535,590
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	342	340,891
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	2,144	2,223,964
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	200	204,049
Sunnova Helios II Issuer, LLC, Series 2021-A, Class A, 1.80%, 2/20/48(1)	322	317,604
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class A, 2.73%, 11/1/55(1)	564	565,015
Sunnova Sol Issuer, LLC, Series 2020-1A, Class A, 3.35%, 2/1/55(1)	100	102,956
Sunrun Atlas Issuer, LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)	209	218,959
Sunrun Callisto Issuer, LLC, Series 2015-1A, Class B, 5.38%, 7/20/45(1)	297	293,565
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	265	263,976
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	175	184,327
TES, LLC, Series 2017-1A, Class A, 4.33%, 10/20/47(1)	365	381,852
Tesla Auto Lease Trust, Series 2019-A, Class A3, 2.16%, 10/20/22(1)	757	760,443
Theorem Funding Trust:
Series 2020-1A, Class B, 3.95%, 10/15/26(1)	184	186,421
Series 2021-1A, Class A, 1.21%, 12/15/27(1)	560	559,217
Series 2021-1A, Class B, 1.84%, 12/15/27(1)	100	98,904
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	508	538,537
Upstart Securitization Trust, Series 2021-2, Class A, 0.91%, 6/20/31(1)	536	534,971
Vantage Data Centers Issuer, LLC:
Series 2018-2A, Class A2, 4.196%, 11/16/43(1)	77	79,524
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	293	299,555
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	570	560,026
Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	224	223,644
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	394	387,168
Willis Engine Structured Trust V, Series 2020-A, Class B, 4.212%, 3/15/45(1)	226	210,509
Total Asset-Backed Securities (identified cost $30,036,835)		$ 30,206,929

Collateralized Mortgage Obligations — 1.8%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2020-4A, Class M2A, 2.702%, (1 mo. USD LIBOR + 2.60%), 6/25/30(1)(2)	$10	$ 9,836
Series 2021-1A, Class M1A, 1.80%, (30-day average SOFR + 1.75%), 3/25/31(1)(2)	150	150,708
Series 2021-1A, Class M1B, 2.25%, (30-day average SOFR + 2.20%), 3/25/31(1)(2)	155	156,599
Series 2021-1A, Class M1C, 3.00%, (30-day average SOFR + 2.95%), 3/25/31(1)(2)	150	154,538
Series 2021-2A, Class M1A, 1.25%, (30-day average SOFR + 1.20%), 6/25/31(1)(2)	533	532,190
Series 2021-3A, Class A2, 1.05%, (30-day average SOFR + 1.00%), 9/25/31(1)(2)	215	213,967
Series 2021-3A, Class M1B, 1.45%, (30-day average SOFR + 1.40%), 9/25/31(1)(2)	170	169,355
Eagle Re, Ltd.:
Series 2021-1, Class M1A, 1.75%, (30-day average SOFR + 1.70%), 10/25/33(1)(2)	315	315,703
Series 2021-2, Class M1C, 3.50%, (30-day average SOFR + 3.45%), 4/25/34(1)(2)	150	150,666
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 3.353%, (1 mo. USD LIBOR + 3.25%), 5/25/25(2)	172	174,774
Series 2018-DNA1, Class M2, 1.903%, (1 mo. USD LIBOR + 1.80%), 7/25/30(2)	242	243,529
Series 2018-DNA1, Class M2AT, 1.153%, (1 mo. USD LIBOR + 1.05%), 7/25/30(2)	276	276,420
Series 2019-DNA2, Class M2, 2.553%, (1 mo. USD LIBOR + 2.45%), 3/25/49(1)(2)	67	68,245
Series 2019-DNA3, Class B2, 8.253%, (1 mo. USD LIBOR + 8.15%), 7/25/49(1)(2)	85	90,197
Series 2019-DNA3, Class M2, 2.153%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(2)	735	741,608
Series 2019-DNA4, Class M2, 2.053%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(2)	85	85,382
Series 2019-HQA2, Class B1, 4.203%, (1 mo. USD LIBOR + 4.10%), 4/25/49(1)(2)	55	56,368
Series 2019-HQA4, Class B1, 3.053%, (1 mo. USD LIBOR + 2.95%), 11/25/49(1)(2)	20	20,156
Series 2020-DNA4, Class M2, 3.853%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	10	9,517
Series 2020-DNA5, Class M2, 2.85%, (30-day average SOFR + 2.80%), 10/25/50(1)(2)	92	92,992
Series 2020-DNA6, Class B1, 3.05%, (30-day average SOFR + 3.00%), 12/25/50(1)(2)	25	25,351
Series 2020-DNA6, Class M2, 2.05%, (30-day average SOFR + 2.00%), 12/25/50(1)(2)	280	281,863
Series 2020-HQA2, Class B1, 4.203%, (1 mo. USD LIBOR + 4.10%), 3/25/50(1)(2)	41	42,475
Series 2021-DNA3, Class M1, 0.80%, (30-day average SOFR + 0.75%), 10/25/33(1)(2)	222	222,202

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 5.353%, (1 mo. USD LIBOR + 5.25%), 10/25/23(2)	$142	$ 147,479
Series 2014-C02, Class 2M2, 2.703%, (1 mo. USD LIBOR + 2.60%), 5/25/24(2)	60	61,012
Series 2014-C03, Class 2M2, 3.003%, (1 mo. USD LIBOR + 2.90%), 7/25/24(2)	92	93,834
Series 2014-C04, Class 1M2, 5.003%, (1 mo. USD LIBOR + 4.90%), 11/25/24(2)	241	250,773
Series 2018-C06, Class 1M2, 2.103%, (1 mo. USD LIBOR + 2.00%), 3/25/31(2)	22	22,625
Series 2018-R07, Class 1M2, 2.502%, (1 mo. USD LIBOR + 2.40%), 4/25/31(1)(2)	106	107,064
Series 2019-R01, Class 2B1, 4.453%, (1 mo. USD LIBOR + 4.35%), 7/25/31(1)(2)	55	56,648
Series 2019-R02, Class 1B1, 4.253%, (1 mo. USD LIBOR + 4.15%), 8/25/31(1)(2)	55	56,468
Series 2019-R02, Class 1M2, 2.403%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(2)	9	8,809
Series 2019-R03, Class 1B1, 4.203%, (1 mo. USD LIBOR + 4.10%), 9/25/31(1)(2)	55	56,525
Series 2019-R05, Class 1B1, 4.203%, (1 mo. USD LIBOR + 4.10%), 7/25/39(1)(2)	91	92,673
Series 2019-R05, Class 1M2, 2.103%, (1 mo. USD LIBOR + 2.00%), 7/25/39(1)(2)	9	8,859
Series 2019-R06, Class 2B1, 3.852%, (1 mo. USD LIBOR + 3.75%), 9/25/39(1)(2)	267	270,990
Series 2019-R07, Class 1B1, 3.503%, (1 mo. USD LIBOR + 3.40%), 10/25/39(1)(2)	88	89,290
Series 2020-R02, Class 2B1, 3.103%, (1 mo. USD LIBOR + 3.00%), 1/25/40(1)(2)	405	407,681
Series 2021-R01, Class 1B2, 6.05%, (30-day average SOFR + 6.00%), 10/25/41(1)(2)	48	48,648
Series 2021-R02, Class 2B1, 3.35%, (30-day average SOFR + 3.30%), 11/25/41(1)(2)	12	12,333
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	274	289,660
FMC GMSR Issuer Trust:
Series 2021-GT1, Class A, 3.62%, 7/25/26(1)(3)	100	99,401
Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(3)	420	417,621
Home Re, Ltd.:
Series 2018-1, Class M2, 3.102%, (1 mo. USD LIBOR + 3.00%), 10/25/28(1)(2)	344	347,133
Series 2021-1, Class M1B, 1.652%, (1 mo. USD LIBOR + 1.55%), 7/25/33(1)(2)	265	264,207
Series 2021-1, Class M2, 2.952%, (1 mo. USD LIBOR + 2.85%), 7/25/33(1)(2)	150	146,602
Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.702%, (1 mo. USD LIBOR + 3.60%), 10/25/30(1)(2)	138	139,765
Security	Principal Amount (000's omitted)	Value
Toorak Mortgage Corp., Ltd., Series 2020-1, Class A1, 2.734% to 1/25/23, 3/25/23(1)(4)	$250	$ 250,635
Total Collateralized Mortgage Obligations (identified cost $8,001,849)		$ 8,031,376

Commercial Mortgage-Backed Securities — 4.2%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.719%, 11/5/32(1)(3)	$695	$ 670,671
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(3)	325	304,620
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(3)	485	389,287
BBCMS Mortgage Trust, Series 2018-RRI, Class F, 4.759%, (1 mo. USD LIBOR + 4.65%), 2/15/33(1)(2)	100	100,457
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 1.026%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(2)	580	580,484
Series 2019-XL, Class B, 1.186%, (1 mo. USD LIBOR + 1.08%), 10/15/36(1)(2)	280	280,430
Series 2021-VOLT, Class B, 1.059%, (1 mo. USD LIBOR + 0.95%), 9/15/36(1)(2)	666	661,736
Series 2021-VOLT, Class C, 1.209%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(2)	204	201,802
Series 2021-VOLT, Class D, 1.759%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(2)	702	697,961
CGMS Commercial Mortgage Trust, Series 2017-MDRC, Class D, 2.36%, (1 mo. USD LIBOR + 2.25%), 7/15/30(1)(2)	235	230,822
Extended Stay America Trust:
Series 2021-ESH, Class A, 1.19%, (1 mo. USD LIBOR + 1.08%), 7/15/38(1)(2)	231	231,151
Series 2021-ESH, Class C, 1.81%, (1 mo. USD LIBOR + 1.70%), 7/15/38(1)(2)	597	598,058
Series 2021-ESH, Class D, 2.36%, (1 mo. USD LIBOR + 2.25%), 7/15/38(1)(2)	201	201,258
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	1,440	1,503,107
Series KG03, Class A2, 1.297%, 6/25/30(3)	305	294,053
Series KSG1, Class A2, 1.503%, 9/25/30	278	272,236
Series KW06, Class A2, 3.80%, 6/25/28(3)	530	594,902
Series W5FX, Class AFX, 3.214%, 4/25/28(3)	192	208,654
Federal National Mortgage Association:
Series 2017-M13, Class A2, 2.926%, 9/25/27(3)	595	636,422
Series 2018-M4, Class A2, 3.059%, 3/25/28(3)	1,027	1,113,076
Series 2018-M13, Class A2, 3.709%, 9/25/30(3)	1,680	1,926,342
Series 2019-M1, Class A2, 3.552%, 9/25/28(3)	458	511,049
Series 2020-M1, Class A2, 2.444%, 10/25/29	963	1,014,753

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
Series 2020-M20, Class A2, 1.435%, 10/25/29	$605	$ 591,871
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M7, 1.802%, (1 mo. USD LIBOR + 1.70%), 10/15/49(1)(2)	253	251,907
Series 2019-01, Class M10, 3.352%, (1 mo. USD LIBOR + 3.25%), 10/15/49(1)(2)	162	160,381
Series 2020-01, Class M10, 3.852%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(2)	504	512,832
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 1.259%, (1 mo. USD LIBOR + 1.15%), 5/15/38(1)(2)	588	588,814
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	300	88,200
Series 2014-DSTY, Class C, 3.805%, 6/10/27(1)(3)	100	16,800
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.81%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(2)(5)	685	685,150
Series 2017-CLS, Class E, 2.06%, (1 mo. USD LIBOR + 1.95%), 11/15/34(1)(2)(5)	79	78,896
Series 2017-CLS, Class F, 2.71%, (1 mo. USD LIBOR + 2.60%), 11/15/34(1)(2)(5)	169	168,469
Series 2019-BPR, Class A, 1.51%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)(2)(5)	539	533,095
Series 2019-BPR, Class B, 2.21%, (1 mo. USD LIBOR + 2.10%), 5/15/36(1)(2)(5)	187	178,500
Series 2019-BPR, Class C, 3.16%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)(2)(5)	100	91,069
SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/41(1)	618	633,984
VMC Finance, LLC:
Series 2021-HT1, Class A, 1.753%, (1 mo. USD LIBOR + 1.65%), 1/18/37(1)(2)	522	523,416
Series 2021-HT1, Class B, 4.603%, (1 mo. USD LIBOR + 4.50%), 1/18/37(1)(2)	753	753,890
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.755%, 8/10/31(1)(3)	450	406,874
Total Commercial Mortgage-Backed Securities (identified cost $19,421,985)		$ 19,487,479

Common Stocks — 63.6%

Security	Shares	Value
Auto Components — 1.1%
Aptiv PLC(6)	30,500	$ 5,030,975
		$ 5,030,975
Automobiles — 0.6%
Tesla, Inc.(6)	2,500	$ 2,641,950
		$ 2,641,950
Security	Shares	Value
Banks — 2.9%
PNC Financial Services Group, Inc. (The)	32,200	$ 6,456,744
Wells Fargo & Co.	146,400	7,024,272
		$ 13,481,016
Beverages — 2.3%
Coca-Cola Co. (The)	92,200	$ 5,459,162
Coca-Cola Europacific Partners PLC	89,100	4,983,363
		$ 10,442,525
Biotechnology — 2.1%
AbbVie, Inc.	52,500	$ 7,108,500
Neurocrine Biosciences, Inc.(6)	31,600	2,691,372
		$ 9,799,872
Building Products — 0.7%
AZEK Co., Inc. (The)(6)	71,300	$ 3,296,912
		$ 3,296,912
Capital Markets — 4.9%
Goldman Sachs Group, Inc. (The)	10,900	$ 4,169,795
Intercontinental Exchange, Inc.	39,500	5,402,415
S&P Global, Inc.	14,500	6,842,985
Tradeweb Markets, Inc., Class A	61,103	6,118,855
		$ 22,534,050
Commercial Services & Supplies — 0.8%
Waste Management, Inc.	22,116	$ 3,691,161
		$ 3,691,161
Containers & Packaging — 0.7%
AptarGroup, Inc.	25,900	$ 3,172,232
		$ 3,172,232
Electric Utilities — 1.1%
NextEra Energy, Inc.	52,800	$ 4,929,408
		$ 4,929,408
Electrical Equipment — 0.8%
AMETEK, Inc.	26,100	$ 3,837,744
		$ 3,837,744
Electronic Equipment, Instruments & Components — 0.9%
TE Connectivity, Ltd.	27,100	$ 4,372,314
		$ 4,372,314

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Energy Equipment & Services — 1.3%
Baker Hughes Co.	245,800	$ 5,913,948
		$ 5,913,948
Entertainment — 0.8%
Walt Disney Co. (The)(6)	23,700	$ 3,670,893
		$ 3,670,893
Equity Real Estate Investment Trusts (REITs) — 1.9%
EastGroup Properties, Inc.	16,500	$ 3,759,525
Lamar Advertising Co., Class A	40,100	4,864,130
		$ 8,623,655
Food & Staples Retailing — 1.2%
Sysco Corp.	68,000	$ 5,341,400
		$ 5,341,400
Health Care Equipment & Supplies — 1.3%
Boston Scientific Corp.(6)	89,900	$ 3,818,952
Teleflex, Inc.	6,600	2,167,968
		$ 5,986,920
Health Care Providers & Services — 1.2%
Anthem, Inc.	11,800	$ 5,469,772
		$ 5,469,772
Hotels, Restaurants & Leisure — 0.9%
Marriott International, Inc., Class A(6)	24,200	$ 3,998,808
		$ 3,998,808
Interactive Media & Services — 4.5%
Alphabet, Inc., Class C(6)	5,790	$ 16,753,886
Match Group, Inc.(6)	29,772	3,937,347
		$ 20,691,233
Internet & Direct Marketing Retail — 3.5%
Amazon.com, Inc.(6)	4,829	$ 16,101,528
		$ 16,101,528
IT Services — 2.5%
Automatic Data Processing, Inc.	21,600	$ 5,326,128
Visa, Inc., Class A	28,700	6,219,577
		$ 11,545,705
Life Sciences Tools & Services — 2.6%
Danaher Corp.	18,600	$ 6,119,586
Security	Shares	Value
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	9,018	$ 6,017,170
		$ 12,136,756
Machinery — 0.8%
Stanley Black & Decker, Inc.	18,600	$ 3,508,332
		$ 3,508,332
Pharmaceuticals — 2.3%
Eli Lilly & Co.	17,400	$ 4,806,228
Pfizer, Inc.	34,000	2,007,700
Zoetis, Inc.	14,700	3,587,241
		$ 10,401,169
Professional Services — 1.5%
Booz Allen Hamilton Holding Corp.	39,500	$ 3,349,205
Clarivate PLC(6)(7)	147,600	3,471,552
		$ 6,820,757
Road & Rail — 1.0%
Union Pacific Corp.	18,700	$ 4,711,091
		$ 4,711,091
Semiconductors & Semiconductor Equipment — 4.2%
Analog Devices, Inc.	32,200	$ 5,659,794
Lam Research Corp.	5,700	4,099,155
NVIDIA Corp.	8,900	2,617,579
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	24,200	2,911,502
Texas Instruments, Inc.	22,351	4,212,493
		$ 19,500,523
Software — 6.6%
Bill.com Holdings, Inc.(6)	10,900	$ 2,715,735
Intuit, Inc.	8,452	5,436,495
Microsoft Corp.	66,093	22,228,398
		$ 30,380,628
Specialty Retail — 1.2%
TJX Cos., Inc. (The)	70,400	$ 5,344,768
		$ 5,344,768
Technology Hardware, Storage & Peripherals — 4.0%
Apple, Inc.	103,188	$ 18,323,093
		$ 18,323,093

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 0.6%
Deckers Outdoor Corp.(6)	7,100	$ 2,600,801
		$ 2,600,801
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.(6)	30,630	$ 3,552,467
		$ 3,552,467
Total Common Stocks (identified cost $184,157,769)		$291,854,406

Convertible Bonds — 0.0%(8)

Security	Principal Amount (000's omitted)	Value
Technology — 0.0%(8)
ams AG, 0.875%, 9/28/22(9)	$200	$ 197,111
Total Convertible Bonds (identified cost $197,575)		$ 197,111

Corporate Bonds — 16.1%

Security	Principal Amount (000's omitted)	Value
Basic Materials — 0.0%(8)
WR Grace Holdings, LLC, 5.625%, 8/15/29(1)	$50	$ 51,313
		$ 51,313
Communications — 1.4%
AT&T, Inc.:
2.30%, 6/1/27	$1	$ 1,018
3.10%, 2/1/43	40	38,968
3.50%, 9/15/53	44	44,474
3.65%, 6/1/51	1,174	1,218,508
3.65%, 9/15/59	53	53,628
3.80%, 12/1/57	266	277,554
4.90%, 6/15/42	300	362,178
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	124	129,208
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	1,105	1,240,230
Comcast Corp.:
2.887%, 11/1/51(1)	446	432,531
2.937%, 11/1/56(1)	98	93,604
Level 3 Financing, Inc., 3.75%, 7/15/29(1)	35	33,307
NBCUniversal Media, LLC, 4.45%, 1/15/43	123	149,482
Security	Principal Amount (000's omitted)	Value
Communications (continued)
Nokia Oyj:
4.375%, 6/12/27	$347	$ 375,182
6.625%, 5/15/39	395	547,126
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	185	211,935
SES S.A., 5.30%, 4/4/43(1)	109	125,151
Sprint Corp., 7.875%, 9/15/23	79	87,115
T-Mobile USA, Inc.:
2.25%, 2/15/26(7)	23	23,093
2.25%, 11/15/31(7)	64	62,172
2.55%, 2/15/31	147	146,378
2.625%, 4/15/26	558	561,518
4.50%, 4/15/50	280	328,186
		$ 6,542,546
Consumer, Cyclical — 1.2%
7-Eleven, Inc., 0.80%, 2/10/24(1)	$214	$ 211,655
American Airlines Pass-Through Trust:
4.40%, 9/22/23	100	98,219
5.25%, 1/15/24	156	154,783
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(1)	693	721,711
5.75%, 4/20/29(1)	21	22,486
Dave & Buster's, Inc., 7.625%, 11/1/25(1)	87	92,852
Delta Air Lines, Inc., 3.625%, 3/15/22	209	209,008
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	460	502,680
Ford Motor Credit Co., LLC:
1.221%, (3 mo. USD LIBOR + 1.08%), 8/3/22(2)	250	250,454
2.979%, 8/3/22	777	781,961
3.087%, 1/9/23	200	203,644
3.375%, 11/13/25	200	208,047
4.14%, 2/15/23	200	205,010
Hyatt Hotels Corp.:
1.30%, 10/1/23	149	149,051
1.80%, 10/1/24	61	61,065
Lithia Motors, Inc.:
3.875%, 6/1/29(1)	407	416,168
4.375%, 1/15/31(1)	65	69,481
Macy's Retail Holdings, LLC:
2.875%, 2/15/23	252	254,849
3.625%, 6/1/24	39	39,919
4.30%, 2/15/43	30	26,369
MDC Holdings, Inc., 2.50%, 1/15/31(7)	61	59,089
Nordstrom, Inc.:
4.25%, 8/1/31(7)	218	214,516
4.375%, 4/1/30(7)	268	270,760

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Consumer, Cyclical (continued)
Nordstrom, Inc.: (continued)
5.00%, 1/15/44(7)	$371	$ 346,536
Powdr Corp., 6.00%, 8/1/25(1)	92	95,951
		$ 5,666,264
Consumer, Non-cyclical — 1.5%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	$200	$ 209,097
4.25%, 11/1/29(1)	384	409,810
Avantor Funding, Inc., 4.625%, 7/15/28(1)	372	388,429
Avon Products, Inc., 8.45%, 3/15/43	33	40,636
Block Financial, LLC, 3.875%, 8/15/30	575	615,894
Centene Corp.:
2.50%, 3/1/31	442	431,030
3.375%, 2/15/30	199	202,991
4.25%, 12/15/27	257	268,367
4.625%, 12/15/29	36	38,887
Coca-Cola Europacific Partners PLC, 1.50%, 1/15/27(1)	221	216,727
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	255	240,678
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29	285	301,100
CVS Health Corp., 3.00%, 8/15/26	415	438,674
CVS Pass-Through Trust, 6.036%, 12/10/28	324	369,851
Doris Duke Charitable Foundation (The), 2.345%, 7/1/50	678	627,455
Ford Foundation (The), 2.415%, 6/1/50	435	412,219
Kraft Heinz Foods Co., 4.375%, 6/1/46	491	576,213
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)	288	283,067
Royalty Pharma PLC, 3.35%, 9/2/51	431	413,276
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)(7)	323	312,863
3.00%, 10/15/30(1)	77	76,777
5.20%, 4/1/29(1)	45	51,445
		$ 6,925,486
Energy — 0.4%
NuStar Logistics, L.P.:
5.75%, 10/1/25	$46	$ 49,548
6.00%, 6/1/26	439	476,774
6.375%, 10/1/30	137	152,279
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)	486	510,242
5.00%, 1/31/28(1)	743	788,044
		$ 1,976,887
Financial — 7.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.50%, 9/15/23	$291	$ 305,334
Security	Principal Amount (000's omitted)	Value
Financial (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust: (continued)
6.50%, 7/15/25	$175	$ 200,119
Affiliated Managers Group, Inc., 3.30%, 6/15/30	401	424,729
Agree, L.P., 2.00%, 6/15/28	122	119,612
Air Lease Corp., 2.875%, 1/15/26	355	366,512
Alliance Data Systems Corp., 4.75%, 12/15/24(1)	420	428,988
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)	50	51,927
American Assets Trust, L.P., 3.375%, 2/1/31	84	85,867
Andrew W. Mellon Foundation (The), 0.947%, 8/1/27	335	325,211
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(10)	458	469,619
Banco BTG Pactual S.A./Cayman Islands, 4.50%, 1/10/25(1)	275	277,739
Banco de Chile, 2.99%, 12/9/31(1)	289	285,354
Banco Santander S.A., 1.722% to 9/14/26, 9/14/27(10)	400	392,947
Bank of America Corp.:
1.53% to 12/6/24, 12/6/25(10)	700	701,591
1.734% to 7/22/26, 7/22/27(10)	830	824,413
1.898% to 7/23/30, 7/23/31(10)	472	452,247
1.922% to 10/24/30, 10/24/31(10)	533	510,913
2.087% to 6/14/28, 6/14/29(10)	379	376,624
2.299% to 7/21/31, 7/21/32(10)	500	492,139
2.456% to 10/22/24, 10/22/25(10)	949	975,307
2.572% to 10/20/31, 10/20/32(10)	451	453,495
Bank of Montreal, 2.05%, 11/1/22(7)	699	708,247
Bank of Nova Scotia (The), 2.375%, 1/18/23	478	486,320
BankUnited, Inc., 5.125%, 6/11/30	147	167,608
BBVA Bancomer S.A./Texas:
1.875%, 9/18/25(1)	262	260,049
5.125% to 1/18/28, 1/18/33(1)(7)(10)	500	513,932
Boston Properties, L.P., 2.45%, 10/1/33	750	727,259
Broadstone Net Lease, LLC, 2.60%, 9/15/31	24	23,322
Capital One Financial Corp.:
3.30%, 10/30/24	209	220,107
3.75%, 7/28/26	122	130,966
4.20%, 10/29/25	190	207,150
CI Financial Corp.:
3.20%, 12/17/30	477	489,987
4.10%, 6/15/51(7)	269	292,208
Citigroup, Inc.:
0.776% to 10/30/23, 10/30/24(10)	630	626,513
1.281% to 11/3/24, 11/3/25(10)	228	227,530
1.678% to 5/15/23, 5/15/24(10)	618	625,052
3.106% to 4/8/25, 4/8/26(10)	285	298,970
3.887% to 1/10/27, 1/10/28(10)	486	527,188

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
Citigroup, Inc.: (continued)
4.00% to 12/10/25(10)(11)	$310	$ 313,100
Corporate Office Properties L.P., 2.90%, 12/1/33	226	221,196
Discover Bank, 4.682% to 8/9/23, 8/9/28(10)	270	282,276
Enact Holdings, Inc., 6.50%, 8/15/25(1)	461	504,106
EPR Properties, 3.75%, 8/15/29	457	461,686
Extra Space Storage, L.P., 2.55%, 6/1/31	293	288,674
Goldman Sachs Group, Inc. (The):
1.948% to 10/21/26, 10/21/27(10)	531	528,906
2.65% to 10/21/31, 10/21/32(10)	571	575,145
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	585	591,634
6.00%, 4/15/25(1)	283	294,603
HSBC Holdings PLC, 2.251% to 11/22/26, 11/22/27(10)	508	509,357
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	449	454,612
5.00%, 7/15/28(1)	161	165,670
JPMorgan Chase & Co.:
0.63%, (SOFR + 0.58%), 3/16/24(2)	69	69,152
1.47% to 9/22/26, 9/22/27(10)	618	606,054
2.522% to 4/22/30, 4/22/31(10)	530	536,262
2.739% to 10/15/29, 10/15/30(10)	185	190,276
2.956% to 5/13/30, 5/13/31(10)	361	374,165
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	301	324,090
KKR Group Finance Co. X, LLC, 3.25%, 12/15/51(1)	109	108,895
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(10)	198	197,797
Life Storage, L.P., 2.40%, 10/15/31	382	375,904
Lloyds Banking Group PLC, 2.438% to 2/5/25, 2/5/26(10)	356	363,192
Macquarie Bank, Ltd.:
3.052% to 3/3/31, 3/3/36(1)(10)	630	621,837
3.624%, 6/3/30(1)	255	266,355
National Australia Bank, Ltd., 3.625%, 6/20/23	275	286,368
National Bank of Canada, 0.55% to 11/15/23, 11/15/24(10)	301	297,625
Newmark Group, Inc., 6.125%, 11/15/23	134	143,514
OneMain Finance Corp.:
3.50%, 1/15/27	434	429,653
7.125%, 3/15/26	71	81,045
PNC Financial Services Group, Inc. (The), 2.20%, 11/1/24	875	898,961
Primerica, Inc., 2.80%, 11/19/31	223	225,654
Radian Group, Inc.:
4.875%, 3/15/27	526	564,957
6.625%, 3/15/25	37	40,929
Sabra Health Care, L.P., 3.20%, 12/1/31(7)	465	454,923
SITE Centers Corp., 3.625%, 2/1/25	259	271,378
Societe Generale S.A., 4.75% to 5/26/26(1)(10)(11)	200	203,582
Security	Principal Amount (000's omitted)	Value
Financial (continued)
Standard Chartered PLC:
1.214% to 3/23/24, 3/23/25(1)(10)	$200	$ 198,443
1.456% to 1/14/26, 1/14/27(1)(10)	226	219,073
1.822% to 11/23/24, 11/23/25(1)(10)	236	235,866
Stewart Information Services Corp., 3.60%, 11/15/31	396	401,406
Stifel Financial Corp., 4.00%, 5/15/30	266	292,025
Sun Communities Operating, L.P.:
2.30%, 11/1/28	141	140,938
2.70%, 7/15/31	112	111,212
Synovus Bank/Columbus, GA:
2.289% to 2/10/22, 2/10/23(10)	529	529,427
4.00% to 10/29/25, 10/29/30(10)	250	260,598
Synovus Financial Corp.:
3.125%, 11/1/22	156	158,546
5.90% to 2/7/24, 2/7/29(10)	35	37,428
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(10)	240	248,267
Truist Financial Corp.:
1.267% to 3/2/26, 3/2/27(10)	83	81,477
5.10% to 3/1/30(7)(10)(11)	409	458,080
UBS AG, 1.25%, 6/1/26(1)	331	323,630
UBS Group AG:
2.095% to 2/11/31, 2/11/32(1)(10)	359	347,790
4.375% to 2/10/31(1)(10)(11)	219	216,876
UniCredit SpA, 5.459% to 6/30/30, 6/30/35(1)(10)	200	218,133
Westpac Banking Corp., 3.02% to 11/18/31, 11/18/36(10)	223	220,685
		$ 32,876,528
Government - Multinational — 1.7%
Asian Development Bank, 3.125%, 9/26/28	$540	$ 604,723
European Bank for Reconstruction & Development, 1.50%, 2/13/25	475	481,087
European Investment Bank:
1.625%, 5/13/31(7)	925	931,790
2.375%, 5/24/27	1,026	1,078,022
2.875%, 6/13/25(1)	1,892	2,004,042
Inter-American Development Bank, 0.875%, 4/3/25	377	374,296
International Bank for Reconstruction & Development:
0.18%, (SOFR + 0.13%), 1/13/23(2)	621	621,385
3.125%, 11/20/25	1,200	1,284,940
International Finance Corp., 0.14%, (SOFR + 0.09%), 4/3/24(2)	246	245,999
		$ 7,626,284

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Government - Regional — 0.2%
Kommuninvest I Sverige AB, 0.375%, 6/19/24(1)	$720	$ 709,918
		$ 709,918
Industrial — 0.7%
FedEx Corp., 4.55%, 4/1/46	$290	$ 348,371
Hexcel Corp., 4.20%, 2/15/27	65	69,841
Imola Merger Corp., 4.75%, 5/15/29(1)	249	255,938
Jabil, Inc.:
3.00%, 1/15/31	881	906,399
3.60%, 1/15/30	493	531,284
Owens Corning, 3.95%, 8/15/29	631	692,002
Valmont Industries, Inc.:
5.00%, 10/1/44	55	68,146
5.25%, 10/1/54	340	434,858
		$ 3,306,839
Other Revenue — 0.1%
BlueHub Loan Fund, Inc., 3.099%, 1/1/30	$675	$ 699,145
		$ 699,145
Technology — 0.5%
DXC Technology Co., 2.375%, 9/15/28	$423	$ 413,834
Kyndryl Holdings, Inc.:
2.05%, 10/15/26(1)	380	370,214
2.70%, 10/15/28(1)	117	113,323
Seagate HDD Cayman:
3.375%, 7/15/31	435	425,139
4.091%, 6/1/29	354	367,034
4.875%, 3/1/24	62	65,810
5.75%, 12/1/34(7)	180	207,706
Western Digital Corp., 4.75%, 2/15/26	366	400,680
		$ 2,363,740
Utilities — 1.2%
AES Corp. (The), 2.45%, 1/15/31	$675	$ 658,356
American Water Capital Corp.:
2.30%, 6/1/31	223	223,232
2.95%, 9/1/27	370	390,673
Avangrid, Inc.:
3.15%, 12/1/24	292	305,899
3.80%, 6/1/29	454	494,088
Clearway Energy Operating, LLC, 3.75%, 1/15/32(1)	176	174,933
Consolidated Edison Co. of New York, Inc., 3.35%, 4/1/30	209	225,008
Enel Finance International NV:
1.375%, 7/12/26(1)	209	203,740
Security	Principal Amount (000's omitted)	Value
Utilities (continued)
Enel Finance International NV: (continued)
2.65%, 9/10/24(1)	$330	$ 340,045
MidAmerican Energy Co.:
3.15%, 4/15/50	215	225,656
4.25%, 7/15/49	300	371,111
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	371	367,374
NextEra Energy Operating Partners, L.P.:
4.25%, 9/15/24(1)	34	35,309
4.50%, 9/15/27(1)	60	64,860
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	233	222,897
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	664	689,936
Public Service Co. of Colorado, 3.70%, 6/15/28	277	304,329
		$ 5,297,446
Total Corporate Bonds (identified cost $72,888,646)		$ 74,042,396

Preferred Stocks — 0.3%

Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(10)	9,964	$ 224,190
		$ 224,190
Real Estate Management & Development — 0.1%
Brookfield Property Partners, L.P.:
Series A, 5.75%	13,670	$ 322,065
Series A2, 6.375%	12,000	307,920
		$ 629,985
Wireless Telecommunication Services — 0.1%
United States Cellular Corp.:
5.50%	22,975	$ 606,540
6.25%	2,200	59,620
		$ 666,160
Total Preferred Stocks (identified cost $1,502,951)		$ 1,520,335

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments — continued

Senior Floating-Rate Loans — 0.7%(12)

Borrower/Description	Principal Amount (000's omitted)	Value
Building and Development — 0.1%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.852%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$291	$ 289,610
		$ 289,610
Electronics/Electrical — 0.2%
Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24	$205	$ 205,783
Informatica, LLC, Term Loan, 2.875%, (1 mo. USD LIBOR + 2.75%), 10/27/28	300	299,287
MA FinanceCo., LLC, Term Loan, 2.854%, (1 mo. USD LIBOR + 2.75%), 6/21/24	18	18,018
Seattle Spinco, Inc., Term Loan, 2.854%, (1 mo. USD LIBOR + 2.75%), 6/21/24	123	121,682
SS&C European Holdings S.a.r.l., Term Loan, 1.854%, (1 mo. USD LIBOR + 1.75%), 4/16/25	30	29,798
SS&C Technologies, Inc., Term Loan, 1.854%, (1 mo. USD LIBOR + 1.75%), 4/16/25	37	36,707
Ultimate Software Group, Inc. (The), Term Loan, 3.854%, (1 mo. USD LIBOR + 3.75%), 5/4/26	247	246,504
		$ 957,779
Equipment Leasing — 0.0%(8)
Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$147	$ 147,538
		$ 147,538
Health Care — 0.1%
Change Healthcare Holdings, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 3/1/24	$300	$ 300,106
Ortho-Clinical Diagnostics S.A., Term Loan, 3.103%, (1 mo. USD LIBOR + 3.00%), 6/30/25	200	200,179
		$ 500,285
Insurance — 0.1%
Asurion, LLC:
Term Loan, 3.229%, (1 mo. USD LIBOR + 3.125%), 11/3/23	$97	$ 97,080
Term Loan, 3.354%, (1 mo. USD LIBOR + 3.25%), 12/23/26	60	59,060
USI, Inc., Term Loan, 3.224%, (3 mo. USD LIBOR + 3.00%), 5/16/24	226	224,683
		$ 380,823
Leisure Goods/Activities/Movies — 0.1%
Bombardier Recreational Products, Inc., Term Loan, 2.101%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$68	$ 67,181
Borrower/Description	Principal Amount (000's omitted)	Value
Leisure Goods/Activities/Movies (continued)
Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24	$300	$ 300,081
		$ 367,262
Telecommunications — 0.1%
CenturyLink, Inc., Term Loan, 2.354%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$321	$ 317,716
Level 3 Financing, Inc., Term Loan, 1.854%, (1 mo. USD LIBOR + 1.75%), 3/1/27	74	73,331
Ziggo Financing Partnership, Term Loan, 2.61%, (1 mo. USD LIBOR + 2.50%), 4/30/28	325	321,953
		$ 713,000
Total Senior Floating-Rate Loans (identified cost $3,361,994)		$ 3,356,297

Sovereign Government Bonds — 0.5%

Security	Principal Amount (000's omitted)	Value
Kreditanstalt fuer Wiederaufbau:
0.75%, 9/30/30	$235	$ 219,720
1.00%, 10/1/26	915	902,596
2.00%, 9/29/22	1,048	1,060,391
Total Sovereign Government Bonds (identified cost $2,205,944)		$ 2,182,707

Taxable Municipal Obligations — 1.6%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.4%
Los Angeles Unified School District, CA, 5.75%, 7/1/34(13)	$450	$ 586,237
Massachusetts, Green Bonds, 3.277%, 6/1/46	435	477,378
New York City, NY, 5.206%, 10/1/31(13)	470	560,781
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	285	318,735
		$ 1,943,131
Special Tax Revenue — 0.6%
California Health Facilities Financing Authority, (No Place Like Home Program):
2.361%, 6/1/26	$405	$ 419,697
2.484%, 6/1/27	290	301,478
2.534%, 6/1/28	360	372,676

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue (continued)
California Health Facilities Financing Authority, (No Place Like Home Program): (continued)
2.584%, 6/1/29	$200	$ 207,374
2.984%, 6/1/33	220	229,797
Connecticut, Special Tax Revenue, 5.459%, 11/1/30(13)	300	355,047
New York City Transitional Finance Authority, NY, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36(13)	600	752,682
		$ 2,638,751
Water and Sewer — 0.6%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$130	$ 195,893
Narragansett Bay Commission, RI, Wastewater System Revenue:
Green Bonds, 2.094%, 9/1/30	170	172,654
Green Bonds, 2.184%, 9/1/31	140	141,904
Green Bonds, 2.264%, 9/1/32	125	126,482
Green Bonds, 2.344%, 9/1/33	135	136,046
San Diego County Water Authority, CA:
Green Bonds, 1.531%, 5/1/30	145	140,553
Green Bonds, 1.701%, 5/1/31	130	126,849
Green Bonds, 1.951%, 5/1/34	75	73,229
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	1,440	1,489,824
		$ 2,603,434
Total Taxable Municipal Obligations (identified cost $6,773,726)		$ 7,185,316

U.S. Government Agencies and Instrumentalities — 0.5%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
2.547%, 8/1/22	$137	$ 138,813
2.618%, 8/1/23	69	70,869
2.668%, 8/1/24	240	249,644
2.738%, 8/1/25	240	253,163
3.435%, 8/1/34	220	242,375
3.485%, 8/1/35	125	139,846
3.585%, 8/1/37	225	254,797
U.S. International Development Finance Corp.:
3.22%, 9/15/29	359	384,333
3.52%, 9/20/32	338	371,304
Total U.S. Government Agencies and Instrumentalities (identified cost $2,005,651)		$ 2,105,144

U.S. Government Agency Mortgage-Backed Securities — 3.8%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., Pool #ZT0383, 3.50%, 3/1/48	$124	$ 132,110
Federal National Mortgage Association:
2.00%, 30-Year, TBA(14)	332	331,253
2.50%, 30-Year, TBA(14)	6,645	6,786,209
3.00%, 30-Year, TBA(14)	7,150	7,411,143
Pool #AN1879, 2.65%, 6/1/26	316	329,212
Pool #AN1909, 2.68%, 7/1/26	347	363,095
Pool #BM3990, 4.00%, 3/1/48	323	346,086
Pool #FM1867, 3.00%, 11/1/49	319	331,147
Pool #FM6803, 2.00%, 4/1/51	260	261,360
Pool #MA3149, 4.00%, 10/1/47	393	421,601
Government National Mortgage Association II:
Pool #CB2653, 2.50%, 3/20/51	340	350,341
Pool #CB8629, 2.50%, 4/20/51	495	511,445
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $17,541,630)		$ 17,575,002

U.S. Treasury Obligations — 3.3%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.125%, 8/15/40	$99	$ 86,470
1.375%, 8/15/50	497	435,554
1.875%, 2/15/41	481	476,246
1.875%, 2/15/51	166	164,301
2.00%, 8/15/51	338	344,654
2.25%, 5/15/41	6,000	6,305,835
U.S. Treasury Notes:
0.125%, 12/15/23	131	129,506
0.125%, 1/15/24	131	129,357
0.125%, 2/15/24(7)	132	130,304
0.25%, 3/15/24	1,022	1,009,904
0.25%, 6/30/25	89	86,479
0.375%, 10/31/23	259	257,513
0.375%, 4/15/24	133	131,680
0.375%, 9/30/27	166	157,162
0.75%, 11/15/24	105	104,426
0.875%, 11/15/30	12	11,412
1.00%, 7/31/28	500	486,895
1.125%, 2/29/28	1,356	1,336,613
1.125%, 8/31/28	113	110,837
1.25%, 3/31/28	581	575,962

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes: (continued)
1.25%, 4/30/28	$1,022	$ 1,012,938
1.25%, 6/30/28	717	709,830
1.375%, 10/31/28	678	675,458
1.625%, 5/15/31	112	113,461
Total U.S. Treasury Obligations (identified cost $15,024,442)		$ 14,982,797

Short-Term Investments — 0.7%
Affiliated Fund — 0.1%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.06%(15)	232,492	$ 232,492
Total Affiliated Fund (identified cost $232,485)		$ 232,492
Securities Lending Collateral — 0.6%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(16)	2,821,888	$ 2,821,888
Total Securities Lending Collateral (identified cost $2,821,888)		$ 2,821,888
Total Short-Term Investments (identified cost $3,054,373)		$ 3,054,380
Total Purchased Options — 0.0%(8) (identified cost $6,554)		$ 5,344
Total Investments — 103.7% (identified cost $366,181,924)		$475,787,019
Other Assets, Less Liabilities — (3.7)%		$ (16,867,001)
Net Assets — 100.0%		$ 458,920,018

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2021, the aggregate value of these securities is $66,382,965 or 14.5% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2021.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2021.
(4)	Step coupon security. Interest rate represents the rate in effect at December 31, 2021.
(5)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 9).
(6)	Non-income producing security.
(7)	All or a portion of this security was on loan at December 31, 2021. The aggregate market value of securities on loan at December 31, 2021 was $5,474,678.
(8)	Amount is less than 0.05%.
(9)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At December 31, 2021, the aggregate value of these securities is $197,111 or less than 0.05% of the Fund’s net assets.
(10)	Security converts to variable rate after the indicated fixed-rate coupon period.
(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(12)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(13)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(14)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(15)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.
(16)	Represents investment of cash collateral received in connection with securities lending.

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Schedule of Investments — continued

Purchased Put Options — 0.0%(1)
Exchange-Traded Options — 0.0%(1)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
U.S. 10-Year Treasury Note Futures 3/2022	18	$2,348,438	$128.50	2/18/22	$ 5,344
Total					$5,344

(1)	Amount is less than 0.05%.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	92	Long	3/31/22	$ 20,071,813	$ (6,500)
U.S. 5-Year Treasury Note	77	Long	3/31/22	9,315,195	11,594
U.S. 10-Year Treasury Note	44	Long	3/22/22	5,740,625	55,951
U.S. Ultra-Long Treasury Bond	28	Long	3/22/22	5,519,500	127,712
U.S. Long Treasury Bond	(2)	Short	3/22/22	(320,875)	(3,379)
U.S. Ultra 10-Year Treasury Note	(168)	Short	3/22/22	(24,601,500)	(333,405)
U.S. Ultra-Long Treasury Bond	(6)	Short	3/22/22	(1,182,750)	(27,383)
					$(175,410)

Abbreviations:
ADR	– American Depositary Receipt
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
USD	– United States Dollar

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Statement of Assets and Liabilities

December 31, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $364,195,193) - including $5,474,678 of securities on loan	$ 473,819,348
Investments in securities of affiliated issuers, at value (identified cost $1,986,731)	1,967,671
Cash	61,215
Deposits at broker for futures contracts	293,000
Receivable for capital shares sold	100,025
Dividends and interest receivable	854,139
Dividends and interest receivable - affiliated	1,382
Securities lending income receivable	1,413
Tax reclaims receivable	48,206
Directors' deferred compensation plan	78,012
Total assets	$477,224,411
Liabilities
Payable for variation margin on open futures contracts	$ 23,892
Payable for investments purchased	176,534
Payable for when-issued/delayed delivery/forward commitment securities	14,531,226
Payable for capital shares redeemed	348,722
Deposits for securities loaned	2,821,888
Payable to affiliates:
Investment advisory fee	158,646
Administrative fee	46,433
Distribution and service fees	2,704
Sub-transfer agency fee	207
Directors' deferred compensation plan	78,012
Accrued expenses	116,129
Total liabilities	$ 18,304,393
Net Assets	$458,920,018
Sources of Net Assets
Paid-in capital	$ 307,788,950
Distributable earnings	151,131,068
Net Assets	$458,920,018
Class I Shares
Net Assets	$ 445,916,954
Shares Outstanding	160,651,686
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 2.78
Class F Shares
Net Assets	$ 13,003,064
Shares Outstanding	4,696,928
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 2.77

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Statement of Operations

Year Ended
December 31, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $44,818)	$ 3,394,086
Dividend income - affiliated issuers	5,404
Interest and other income	3,985,999
Interest income - affiliated issuers	19,157
Securities lending income, net	9,598
Total investment income	$ 7,414,244
Expenses
Investment advisory fee	$ 1,812,900
Administrative fee	530,605
Distribution and service fees:
Class F	25,568
Directors' fees and expenses	16,930
Custodian fees	11,874
Transfer agency fees and expenses	176,323
Accounting fees	162,721
Professional fees	36,350
Reports to shareholders	34,709
Miscellaneous	21,519
Total expenses	$ 2,829,499
Net investment income	$ 4,584,745
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 37,539,605
Investment securities - affiliated issuers	619
Futures contracts	444,676
Foreign currency transactions	(5,195)
Net realized gain	$37,979,705
Change in unrealized appreciation (depreciation):
Investment securities	$ 18,190,439
Investment securities - affiliated issuers	14,662
Futures contracts	(166,183)
Foreign currency	(1,464)
Net change in unrealized appreciation (depreciation)	$18,037,454
Net realized and unrealized gain	$56,017,159
Net increase in net assets from operations	$60,601,904

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Statements of Changes in Net Assets

	Year Ended December 31,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 4,584,745	$ 5,130,781
Net realized gain	37,979,705	12,854,571
Net change in unrealized appreciation (depreciation)	18,037,454	36,312,374
Net increase in net assets from operations	$ 60,601,904	$ 54,297,726
Distributions to shareholders:
Class I	$ (18,133,416)	$ (17,095,943)
Class F	(482,625)	(305,549)
Total distributions to shareholders	$ (18,616,041)	$ (17,401,492)
Capital share transactions:
Class I	$ (3,410,574)	$ 9,550,261
Class F	4,225,654	2,257,686
Net increase in net assets from capital share transactions	$ 815,080	$ 11,807,947
Net increase in net assets	$ 42,800,943	$ 48,704,181
Net Assets
At beginning of year	$ 416,119,075	$ 367,414,894
At end of year	$458,920,018	$416,119,075

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Financial Highlights

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 2.52	$ 2.29	$ 1.94	$ 2.23	$ 2.05
Income (Loss) From Operations
Net investment income(1)	$ 0.03	$ 0.03	$ 0.04	$ 0.04	$ 0.04
Net realized and unrealized gain (loss)	0.34	0.31	0.43	(0.08)	0.20
Total income (loss) from operations	$ 0.37	$ 0.34	$ 0.47	$ (0.04)	$ 0.24
Less Distributions
From net investment income	$ (0.03)	$ (0.04)	$ (0.04)	$ (0.04)	$ (0.04)
From net realized gain	(0.08)	(0.07)	(0.08)	(0.21)	(0.02)
Total distributions	$ (0.11)	$ (0.11)	$ (0.12)	$ (0.25)	$ (0.06)
Net asset value — End of year	$ 2.78	$ 2.52	$ 2.29	$ 1.94	$ 2.23
Total Return(2)	15.12%	15.26%	24.40%	(2.67)%	12.16%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$445,917	$408,223	$362,392	$296,345	$329,060
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.63%	0.63%	0.62%	0.72%	0.69%
Net expenses	0.63%	0.63%	0.62%	0.70%	0.68%
Net investment income	1.04%	1.39%	1.68%	1.66%	1.73%
Portfolio Turnover	93% (4)	104% (4)	70% (4)	77%	132%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 2.52	$ 2.30	$ 1.95	$ 2.24	$ 2.08
Income (Loss) From Operations
Net investment income(1)	$ 0.02	$ 0.03	$ 0.03	$ 0.03	$ 0.03
Net realized and unrealized gain (loss)	0.34	0.30	0.44	(0.07)	0.19
Total income (loss) from operations	$ 0.36	$ 0.33	$ 0.47	$ (0.04)	$ 0.22
Less Distributions
From net investment income	$ (0.03)	$ (0.04)	$ (0.04)	$ (0.04)	$ (0.04)
From net realized gain	(0.08)	(0.07)	(0.08)	(0.21)	(0.02)
Total distributions	$ (0.11)	$ (0.11)	$ (0.12)	$ (0.25)	$ (0.06)
Net asset value — End of year	$ 2.77	$ 2.52	$ 2.30	$ 1.95	$ 2.24
Total Return(2)	14.72%	14.76%	24.28%	(2.65)%	11.01%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,003	$ 7,896	$ 5,023	$1,920	$ 1,540
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.88%	0.88%	0.86%	0.96%	1.40%
Net expenses	0.88%	0.88%	0.86%	0.96%	1.08%
Net investment income	0.79%	1.13%	1.44%	1.40%	1.30%
Portfolio Turnover	93% (4)	104% (4)	70% (4)	77%	132%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP SRI Balanced Portfolio (the Fund) is a diversified series of Calvert Variable Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Notes to Financial Statements — continued

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 30,206,929	$ —	$ 30,206,929
Collateralized Mortgage Obligations	—	8,031,376	—	8,031,376
Commercial Mortgage-Backed Securities	—	19,487,479	—	19,487,479
Common Stocks	291,854,406 (1)	—	—	291,854,406
Convertible Bonds	—	197,111	—	197,111
Corporate Bonds	—	74,042,396	—	74,042,396
Preferred Stocks	1,520,335	—	—	1,520,335
Senior Floating-Rate Loans	—	3,356,297	—	3,356,297
Sovereign Government Bonds	—	2,182,707	—	2,182,707
Taxable Municipal Obligations	—	7,185,316	—	7,185,316
U.S. Government Agencies and Instrumentalities	—	2,105,144	—	2,105,144
U.S. Government Agency Mortgage-Backed Securities	—	17,575,002	—	17,575,002
U.S. Treasury Obligations	—	14,982,797	—	14,982,797
Short-Term Investments:
Affiliated Fund	—	232,492	—	232,492
Securities Lending Collateral	2,821,888	—	—	2,821,888
Purchased Put Options	5,344	—	—	5,344
Total Investments	$296,201,973	$179,585,046	$ —	$475,787,019
Futures Contracts	$ 195,257	$ —	$ —	$ 195,257
Total	$296,397,230	$179,585,046	$ —	$475,982,276
Liability Description
Futures Contracts	$ (370,667)	$ —	$ —	$ (370,667)
Total	$ (370,667)	$ —	$ —	$ (370,667)

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Notes to Financial Statements — continued

amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Unfunded Loan Commitments— The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments, if any, are disclosed in the accompanying Schedule of Investments.
G  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
H  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
I  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
J  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Notes to Financial Statements — continued

K   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
L  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
M  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $500 million	0.41%
Over $500 million up to and including $1 billion	0.36%
Over $1 billion	0.325%
For the year ended December 31, 2021, the investment advisory fee amounted to $1,812,900 or 0.41% of the Fund's average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2021, CRM was paid administrative fees of $530,605.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2021 amounted to $25,568 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $900 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000 ($214,000 effective January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Notes to Financial Statements — continued

shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2021, expenses incurred under the Servicing Plan amounted to $174,363, and are included in transfer agency fees and expenses on the Statement of Operations.
4  Investment Activity
During the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $202,216,030 and $208,713,811, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $213,043,486 and $212,829,821, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:
	Year Ended December 31,
	2021	2020
Ordinary income	$ 6,894,232	$10,120,796
Long-term capital gains	$11,721,809	$ 7,280,696
As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 8,475,486
Undistributed long-term capital gains	33,570,268
Net unrealized appreciation	109,085,314
Distributable earnings	$151,131,068
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$366,695,106
Gross unrealized appreciation	$ 112,049,197
Gross unrealized depreciation	(2,962,628)
Net unrealized appreciation	$109,086,569
6  Financial Instruments
A summary of futures contracts and options contracts outstanding at December 31, 2021 is included in the Schedule of Investments. During the year ended December 31, 2021, the Fund used futures contracts and options on futures contracts to hedge interest rate risk and to manage duration.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Notes to Financial Statements — continued

At December 31, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$ 195,257(1)	$ (370,667)(1)
Purchased options	Investments in securities of unaffiliated issuers, at value	5,344	—
Total		$200,601	$(370,667)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2021 was as follows:
Statement of Operations Caption
Net realized gain (loss):
Investment securities(1)	$ (3,845)
Futures contracts	444,676
Total	$ 440,831
Change in unrealized appreciation (depreciation):
Investment securities(1)	$ (1,210)
Futures contracts	(166,183)
Total	$(167,393)

(1)	Relates to purchased options.
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2021 was approximately $18,669,000 and $25,582,000, respectively. The average number of purchased options contracts outstanding during the year ended December 31, 2021 was 9 contracts.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2021, the total value of securities on loan, including accrued interest, was $5,510,038 and the total value of collateral received was $5,631,631, comprised of cash of $2,821,888 and U.S. government and/or agencies securities of $2,809,743.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$ 2,691,920	$ —	$ —	$ —	$ 2,691,920
U.S. Treasury Obligations	129,968	—	—	—	129,968
Total	$2,821,888	$ —	$ —	$ —	$2,821,888
The carrying amount of the liability for deposits for securities loaned at December 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2021.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2021.
9  Affiliated Issuers and Funds
The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At December 31, 2021, the value of the Fund's investment in affiliated issuers and funds was $1,967,671, which represents 0.4% of the Fund's net assets. Transactions in affiliated issuers and funds by the Fund for the year ended December 31, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.81%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)	$ —	$ 140,109	$ —	$ —	$ (689)	$ 685,150	$ 4,250	$685,000
Series 2017-CLS, Class E, 2.06%, (1 mo. USD LIBOR + 1.95%), 11/15/34(1)	—	78,938	—	—	(42)	78,896	117	79,000
Series 2017-CLS, Class F, 2.71%, (1 mo. USD LIBOR + 2.60%), 11/15/34(1)	—	169,317	—	—	(840)	168,469	1,293	169,000
Series 2019-BPR, Class A, 1.51%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)	—	—	—	—	8,764	533,095	6,877	539,000
Series 2019-BPR, Class B, 2.21%, (1 mo. USD LIBOR + 2.10%), 5/15/36(1)	—	—	—	—	5,431	178,500	3,619	187,000
Series 2019-BPR, Class C, 3.16%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)	—	—	—	—	5,372	91,069	2,678	100,000
Corporate Bonds
Morgan Stanley, 0.71%, (SOFR + 0.70%), 1/20/23(1)	—	—	(716,112)	2,112	(3,384)	—	323	—

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$7,856,807	$129,000,781	$(136,623,653)	$ (1,493)	$ 50	$ 232,492	$ 5,404	232,492
Totals				$ 619	$14,662	$1,967,671	$24,561

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 500,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	9,350,542	$ 25,017,694	13,186,923	$ 30,978,919
Reinvestment of distributions	6,842,798	18,133,416	7,305,959	17,095,943
Shares redeemed	(17,282,540)	(46,561,684)	(16,928,416)	(38,524,601)
Net increase (decrease)	(1,089,200)	$ (3,410,574)	3,564,466	$ 9,550,261
Class F
Shares sold	1,857,812	$ 5,015,150	1,508,379	$ 3,492,301
Reinvestment of distributions	182,813	482,625	130,576	305,549
Shares redeemed	(471,455)	(1,272,121)	(698,255)	(1,540,164)
Net increase	1,569,170	$ 4,225,654	940,700	$ 2,257,686
At December 31, 2021, separate accounts of three insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 65.9%.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending December 31, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Notes to Financial Statements — continued

KPMG’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Balanced Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP SRI Balanced Portfolio (the "Fund") (one of the funds constituting Calvert Variable Series, Inc.), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Qualified Business Income. For the fiscal year ended December 31, 2021, the Fund designates approximately $58,796, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2021 ordinary income dividends, 41.51% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended December 31, 2021, the Fund designates 36.96% of distributions from net investment income as a 163(j) interest dividend.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $33,578,487 or, if subsequently determined to be different, the net capital gain of such year.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Management and Organization

Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 39 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through
December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.

Calvert
VP SRI Balanced Portfolio
December 31, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24217     12.31.21

Calvert
VP SRI Mid Cap Portfolio
Annual Report
December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2021
Calvert
VP SRI Mid Cap Portfolio

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting January 1, 2021, was notable for a U.S. equity rally that lasted for most of the period and resulted in U.S. stocks outperforming most other stock markets in developed economies. Except for temporary retreats in September and November, broad-market indexes generally posted strong returns during the period. Investors cheered the reopening of businesses that had been affected by the pandemic and the rollout of several highly effective COVID-19 vaccines.
COVID-19, however, continued to have a firm grip on the U.S. economy. Disease rates advanced and declined with second, third, and fourth waves of infections. Worker shortages led to global supply-chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. Those shortages — combined with high demand from consumers eager to spend money saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. had seen in decades.
Still, investor optimism about a recovering economy drove stock prices up during most of the period. A significant pullback, however, occurred in September 2021 when virtually every major U.S. stock index reported negative returns. Unexpectedly weak job creation in August and the U.S. Federal Reserve’s (the Fed’s) announcement that it might soon begin tapering its monthly bond purchases — which had stimulated the economy earlier — combined to drive stocks into negative territory. Rising COVID-19 infections also weighed on equity performance in September.
In the final quarter of 2021, however, stock prices came roaring back. Even the late-November news of a new and more transmissible COVID-19 variant — Omicron — caused only a temporary market retreat. The Fed’s actions to tamp down inflation were applauded by investors, with stocks gaining ground after the central bank announced that tapering would be accelerated and that three possible interest rate hikes were forecast for 2022. Just two trading days before year-end, the S&P 500® Index closed at its 70th new all-time high for the period, and the Dow Jones Industrial Average® (DJIA) closed at an all-time high as well.
For the period as a whole, the broad-market S&P 500® Index returned 28.71%; the blue-chip DJIA was up 20.95%; and the technology-laden Nasdaq Composite Index rose 22.18%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, outperformed their small-cap counterparts, as measured by the Russell 2000® Index. In the large-cap space, growth stocks modestly outperformed value stocks, but in the small-cap space, value stocks strongly outperformed growth stocks during the period.
Fund Performance
For the 12-month period ended December 31, 2021, Calvert VP SRI Mid Cap Portfolio (the Fund) returned 15.03% at net asset value (NAV), underperforming its benchmark, the Russell Midcap® Index (the Index), which returned 22.58%.
Stock selections overall detracted from performance relative to the Index during the period. Selections in the health care, materials, and energy sectors especially weighed on relative performance. An underweight exposure to the energy sector, the strongest-performing sector within the Index, further detracted from relative returns. Stock selections in the communication services and real estate sectors contributed to relative performance during the period.
WEX, Inc. (WEX), a provider of payment and information management services to vehicle fleets, was one of the largest detractors from returns during the period. WEX’s stock price fell on investor concerns that new, venture-capital backed financial technology companies might siphon off WEX’s business.
Haemonetics Corp. (Haemonetics), a provider of blood and plasma products and services, was a significant detractor from returns relative to the Index during the period. Haemonetics’ stock price fell after CSL Plasma informed the company that it would discontinue use of its PCS2 plasma collection system devices, the source of about 12% of Haemonetics’ revenue. CSL Plasma said it planned to shift its business to Haemonetics’ competitor, Terumo, and ultimately bring the business in-house. By period-end, Haemonetics was sold from the Fund.
Teleflex, Inc. (Teleflex), a medical device manufacturer, detracted from relative performance during the period. Its stock price declined as rolling waves of COVID-19 infections slowed a resurgence of elective procedures. In addition, a change in reimbursement rates for Teleflex’s UroLift product — making its use less profitable for doctors — reduced demand for the product during the period.
In contrast, Bill.com Holdings, Inc. (Bill.com), a provider of cloud-based payment systems, was among the strongest contributors to Fund performance during the period. Bill.com’s stock price rose as the company’s revenue growth accelerated for four consecutive quarters, culminating in fourth-quarter year-over-year growth of 152%. The company benefited from accelerated customer growth as well as the trend shifting away from automated clearing house and check payments to other methods, like virtual cards and cross-border payments. Bill.com further benefited from two acquisitions that helped it compete in its market.
Mid-America Apartment Communities, Inc. (Mid-America) contributed to returns relative to the Index. Mid-America’s stock price outperformed other REITS as the company benefited from recent population shifts from large coastal cities toward the Sunbelt, where Mid-America is focused.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Management's Discussion of Fund Performance† — continued

Tradeweb Market, Inc. (Tradeweb), a provider of electronic over-the-counter marketplaces for fixed-income and other investment products, also contributed to returns relative to the Index. Tradeweb’s stock price rose as the company gained significant market share in the trading of high-grade and high yield bonds. Investors also drove Tradeweb's stock price up in anticipation of higher interest rates, which could accelerate trading activities.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Performance

Portfolio Manager(s) Charles B. Gaffney of Calvert Research and Management
% Average Annual Total Returns[1,2]	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	07/16/1991	07/16/1991	15.03%	12.59%	11.89%

Russell Midcap® Index	—	—	22.58%	15.09%	14.89%

% Total Annual Operating Expense Ratios[3]
0.99%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
4

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Motorola Solutions, Inc.	2.4%
ANSYS, Inc.	2.3
Mid-America Apartment Communities, Inc.	2.3
Black Knight, Inc.	2.3
Baker Hughes Co.	2.3
Lamar Advertising Co., Class A	2.2
Morningstar, Inc.	2.2
Aptiv PLC	2.2
Verisk Analytics, Inc.	2.1
Broadridge Financial Solutions, Inc.	2.1
Total	22.4%

*	Excludes cash and cash equivalents.

5

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large- cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

6

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio
Actual
	$1,000.00	$1,041.80	$4.94	0.96%
Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
7

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Schedule of Investments

Common Stocks — 99.9%

Security	Shares	Value
Auto Components — 2.2%
Aptiv PLC(1)	4,895	$ 807,430
		$ 807,430
Banks — 3.2%
Commerce Bancshares, Inc.	6,847	$ 470,663
KeyCorp	31,175	721,078
		$ 1,191,741
Beverages — 1.7%
Coca-Cola Europacific Partners PLC	11,480	$ 642,076
		$ 642,076
Biotechnology — 1.2%
Neurocrine Biosciences, Inc.(1)	5,226	$ 445,098
		$ 445,098
Building Products — 2.0%
AZEK Co., Inc. (The)(1)	9,493	$ 438,956
Trex Co., Inc.(1)	2,256	304,628
		$ 743,584
Capital Markets — 4.3%
Morningstar, Inc.	2,361	$ 807,438
Tradeweb Markets, Inc., Class A	7,692	770,277
		$ 1,577,715
Commercial Services & Supplies — 3.0%
GFL Environmental, Inc.	13,146	$ 497,074
Tetra Tech, Inc.	3,659	621,298
		$ 1,118,372
Communications Equipment — 3.7%
F5, Inc.(1)	1,983	$ 485,260
Motorola Solutions, Inc.	3,297	895,795
		$ 1,381,055
Consumer Finance — 1.9%
Ally Financial, Inc.	14,862	$ 707,580
		$ 707,580
Containers & Packaging — 2.5%
AptarGroup, Inc.	5,902	$ 722,877
Packaging Corp. of America	1,529	208,173
		$ 931,050
Security	Shares	Value
Diversified Consumer Services — 2.1%
Bright Horizons Family Solutions, Inc.(1)	2,982	$ 375,374
Terminix Global Holdings, Inc.(1)	8,834	399,562
		$ 774,936
Electric Utilities — 1.6%
Xcel Energy, Inc.	8,570	$ 580,189
		$ 580,189
Electrical Equipment — 1.9%
AMETEK, Inc.	4,878	$ 717,261
		$ 717,261
Electronic Equipment, Instruments & Components — 3.4%
TE Connectivity, Ltd.	4,808	$ 775,723
Zebra Technologies Corp., Class A(1)	791	470,803
		$ 1,246,526
Energy Equipment & Services — 2.3%
Baker Hughes Co.	34,696	$ 834,786
		$ 834,786
Entertainment — 1.4%
Electronic Arts, Inc.	4,029	$ 531,425
		$ 531,425
Equity Real Estate Investment Trusts (REITs) — 8.2%
EastGroup Properties, Inc.	2,963	$ 675,120
Healthpeak Properties, Inc.	19,294	696,320
Lamar Advertising Co., Class A	6,693	811,861
Mid-America Apartment Communities, Inc.	3,694	847,551
		$ 3,030,852
Food & Staples Retailing — 1.6%
Performance Food Group Co.(1)	12,759	$ 585,511
		$ 585,511
Health Care Equipment & Supplies — 2.6%
Envista Holdings Corp.(1)	9,564	$ 430,954
Teleflex, Inc.	1,630	535,422
		$ 966,376
Health Care Providers & Services — 1.7%
R1 RCM, Inc.(1)	24,259	$ 618,362
		$ 618,362

8
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure — 1.7%
Wyndham Hotels & Resorts, Inc.	6,915	$ 619,930
		$ 619,930
Independent Power and Renewable Electricity Producers — 1.1%
NextEra Energy Partners, L.P.	4,571	$ 385,792
		$ 385,792
Insurance — 4.5%
Assurant, Inc.	4,560	$ 710,721
Primerica, Inc.	2,573	394,364
Travelers Cos., Inc. (The)	3,574	559,081
		$ 1,664,166
Interactive Media & Services — 2.8%
CarGurus, Inc.(1)	15,118	$ 508,570
Match Group, Inc.(1)	4,081	539,712
		$ 1,048,282
IT Services — 5.3%
Broadridge Financial Solutions, Inc.	4,300	$ 786,126
Euronet Worldwide, Inc.(1)	5,426	646,616
Flywire Corp.(1)	4,366	166,170
WEX, Inc.(1)	2,632	369,507
		$ 1,968,419
Life Sciences Tools & Services — 5.4%
Agilent Technologies, Inc.	3,240	$ 517,266
Avantor, Inc.(1)	11,243	473,780
PerkinElmer, Inc.	2,337	469,877
Waters Corp.(1)	1,463	545,114
		$ 2,006,037
Machinery — 5.0%
Colfax Corp.(1)	11,740	$ 539,688
Stanley Black & Decker, Inc.	3,415	644,137
Westinghouse Air Brake Technologies Corp.	7,048	649,191
		$ 1,833,016
Metals & Mining — 1.1%
Steel Dynamics, Inc.	6,345	$ 393,834
		$ 393,834
Professional Services — 4.9%
Booz Allen Hamilton Holding Corp.	4,589	$ 389,101
Clarivate PLC(1)	26,807	630,501
Security	Shares	Value
Professional Services (continued)
Verisk Analytics, Inc.	3,463	$ 792,092
		$ 1,811,694
Semiconductors & Semiconductor Equipment — 3.4%
Entegris, Inc.	1,776	$ 246,118
ON Semiconductor Corp.(1)	4,357	295,928
Teradyne, Inc.	4,244	694,021
		$ 1,236,067
Software — 6.1%
ANSYS, Inc.(1)	2,116	$ 848,770
Bill.com Holdings, Inc.(1)	2,280	568,062
Black Knight, Inc.(1)	10,088	836,194
		$ 2,253,026
Specialty Retail — 5.1%
Bath & Body Works, Inc.	7,244	$ 505,559
National Vision Holdings, Inc.(1)	8,925	428,311
Ross Stores, Inc.	4,270	487,975
Ulta Beauty, Inc.(1)	1,138	469,243
		$ 1,891,088
Textiles, Apparel & Luxury Goods — 1.0%
Deckers Outdoor Corp.(1)	1,050	$ 384,626
		$ 384,626
Total Common Stocks (identified cost $28,784,443)		$36,927,902

Short-Term Investments — 0.1%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.06%(2)	26,304	$ 26,304
Total Short-Term Investments (identified cost $26,304)		$ 26,304
Total Investments — 100.0% (identified cost $28,810,747)		$36,954,206
Other Assets, Less Liabilities — 0.0%(3)		$ 17,382
Net Assets — 100.0%		$36,971,588

9
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.
(3)	Amount is less than 0.05%.
10
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Statement of Assets and Liabilities

December 31, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $28,784,443)	$ 36,927,902
Investments in securities of affiliated issuers, at value (identified cost $26,304)	26,304
Receivable for capital shares sold	59,403
Dividends receivable	15,821
Securities lending income receivable	4
Directors' deferred compensation plan	9,367
Total assets	$37,038,801
Liabilities
Payable for capital shares redeemed	$ 951
Payable to affiliates:
Investment advisory fee	20,009
Administrative fee	3,694
Sub-transfer agency fee	90
Directors' deferred compensation plan	9,367
Accrued expenses	33,102
Total liabilities	$ 67,213
Net Assets	$36,971,588
Sources of Net Assets
Paid-in capital	$ 22,972,984
Distributable earnings	13,998,604
Net Assets	$36,971,588

Net Assets	$ 36,971,588
Shares Outstanding	986,572
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 37.47
11
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Statement of Operations

Year Ended
December 31, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $660)	$ 320,486
Dividend income - affiliated issuers	119
Securities lending income, net	584
Total investment income	$ 321,189
Expenses
Investment advisory fee	$ 239,706
Administrative fee	44,254
Directors' fees and expenses	1,447
Custodian fees	4,888
Transfer agency fees and expenses	21,186
Accounting fees	8,330
Professional fees	25,694
Reports to shareholders	2,117
Miscellaneous	5,879
Total expenses	$ 353,501
Net investment loss	$ (32,312)
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 5,968,032
Investment securities - affiliated issuers	(7)
Foreign currency transactions	(316)
Net realized gain	$5,967,709
Change in unrealized appreciation (depreciation):
Investment securities	$ (827,487)
Net change in unrealized appreciation (depreciation)	$ (827,487)
Net realized and unrealized gain	$5,140,222
Net increase in net assets from operations	$5,107,910
12
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Statements of Changes in Net Assets

	Year Ended December 31,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$ (32,312)	$ 84,852
Net realized gain	5,967,709	1,524,988
Net change in unrealized appreciation (depreciation)	(827,487)	2,076,521
Net increase in net assets from operations	$ 5,107,910	$ 3,686,361
Distributions to shareholders	$ (1,642,396)	$ (2,484,214)
Net decrease in net assets from capital share transactions	$ (2,366,746)	$ (1,395,328)
Net increase (decrease) in net assets	$ 1,098,768	$ (193,181)
Net Assets
At beginning of year	$ 35,872,820	$ 36,066,001
At end of year	$36,971,588	$35,872,820
13
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Financial Highlights

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 34.10	$ 32.89	$ 27.48	$ 31.96	$ 28.82
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.03)	$ 0.08	$ 0.14	$ 0.15	$ 0.15
Net realized and unrealized gain (loss)	5.07	3.63	8.21	(1.09)	3.20
Total income (loss) from operations	$ 5.04	$ 3.71	$ 8.35	$ (0.94)	$ 3.35
Less Distributions
From net investment income	$ (0.07)	$ (0.14)	$ (0.15)	$ (0.18)	$ (0.21)
From net realized gain	(1.60)	(2.36)	(2.79)	(3.36)	—
Total distributions	$ (1.67)	$ (2.50)	$ (2.94)	$ (3.54)	$ (0.21)
Net asset value — End of year	$ 37.47	$ 34.10	$ 32.89	$ 27.48	$ 31.96
Total Return(2)	15.03%	12.24%	31.36%	(4.43)%	11.65%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,972	$35,873	$36,066	$31,929	$41,239
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.96%	0.99%	1.00%	1.01%	1.04%
Net expenses	0.96%	0.99%	0.99%	0.99%	0.99%
Net investment income (loss)	(0.09)%	0.26%	0.44%	0.46%	0.49%
Portfolio Turnover	74%	82%	72%	62%	159%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
14
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP SRI Mid Cap Portfolio (the Fund) is a diversified series of Calvert Variable Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
15

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 36,927,902(1)	$ —	$ —	$ 36,927,902
Short-Term Investments	—	26,304	—	26,304
Total Investments	$36,927,902	$26,304	$ —	$36,954,206

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.65% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, the investment advisory fee amounted to $239,706. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2021, CRM was paid administrative fees of $44,254.
16

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Notes to Financial Statements — continued

Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $375 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000 ($214,000 effective January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2021, expenses incurred under the Servicing Plan amounted to $20,466 and are included in transfer agency fees and expenses on the Statement of Operations.
4  Investment Activity
During the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $27,032,909 and $30,998,284, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:
	Year Ended December 31,
	2021	2020
Ordinary income	$ 72,800	$ 229,081
Long-term capital gains	$1,569,596	$2,255,133
As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 857,502
Undistributed long-term capital gains	5,065,795
Net unrealized appreciation	8,075,306
Distributable earnings	$13,998,603
The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$28,878,900
Gross unrealized appreciation	$ 8,408,143
Gross unrealized depreciation	(332,837)
Net unrealized appreciation	$ 8,075,306
17

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Notes to Financial Statements — continued

6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The Fund did not have any securities on loan at December 31, 2021.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at December 31, 2021. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2021.
8  Affiliated Funds
At December 31, 2021, the value of the Fund’s investment in affiliated funds was $26,304, which represents 0.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$118,053	$6,540,480	$(6,632,222)	$(7)	$ —	$26,304	$119	26,304
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 1,000,000,000 common shares, $0.01 par value.
18

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Notes to Financial Statements — continued

Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	58,905	$ 2,163,794	60,897	$ 1,863,023
Reinvestment of distributions	45,813	1,642,396	82,150	2,484,214
Shares redeemed	(170,099)	(6,172,936)	(187,494)	(5,742,565)
Net decrease	(65,381)	$(2,366,746)	(44,447)	$(1,395,328)
At December 31, 2021, separate accounts of four insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 84.9%.
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending December 31, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
19

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Mid Cap Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP SRI Mid Cap Portfolio (the "Fund") (one of the funds constituting Calvert Variable Series, Inc.), including the schedule of investments, as of December 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 18, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
20

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2021 ordinary income dividends, 99.93% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $5,065,825 or, if subsequently determined to be different, the net capital gain of such year.
21

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Management and Organization

Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue, NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 39 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through
December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
22

Calvert
VP SRI Mid Cap Portfolio
December 31, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
23

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

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Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
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Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24219     12.31.21

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2020 and December 31, 2021 for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	12/31/20	%*	12/31/21	%*
Audit Fees	$47,257	0%	$47,000	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$7,800	0%	$7,800	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$55,057	0%	$54,800	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/20		Fiscal Year ended 12/31/21
$	%*	$	%*
$7,800	0%	$7,800	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:	/s/ John H. Streur
John H. Streur
President

Date: February 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 23, 2022

By:	/s/ John H. Streur
John H. Streur
President

Date:	February 23, 2022